UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INOZYME PHARMA, INC.

(Name of registrant as specified in its charter)

Not applicable.

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ ☐	No fee required. Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903 Inozyme Pharma, Inc. Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be held on June 13, 2023 For Stockholders of record as of April 17, 2023 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, and to register to attend the virtual annual meeting, go to: www.proxydocs.com/INZY To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. We have chosen to use these procedures for our annual meeting. For a convenient way to VIEW proxy materials and VOTE go to www.proxydocs.com/INZY Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. Proxy Materials Available to View or Receive: Proxy Statement, Proxy Card and Annual Report If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 2, 2023. To order paper materials, use one of the following methods. When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material. INTERNET www.investorelections.com/INZY TELEPHONE ( 648 8133 * E MAIL paper@investorelections.com Inozyme Pharma, Inc. Meeting Type: Annual Meeting of Stockholders Date: Tuesday, June 13, 2023 Time: 10:00 AM, Eastern Time Place: Annual Meeting to be held live via Internet. Please visit www.proxydocs.com/INZY for more details. In order to attend the meeting online and to vote your shares electronically during the meeting, you must register in advance at www.proxydocs.com/INZY prior to the registration deadline of June 11, 2023 at 5:00 p.m., Eastern Time. SEE REVERSE FOR FULL AGENDA

Inozyme Pharma, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2. PROPOSAL 1. The election of three Class III directors, Martin Edwards, Lynne Sullivan and Douglas Treco, each to serve for a three-year term expiring at the 2026 annual meeting of stockholders. 1.01 Martin Edwards 1.02 Lynne Sullivan 1.03 Douglas Treco 2. The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Note: The proxies are authorized to vote, in their discretion, upon such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.